DRAFT – WORK IN PROGRESS VIDEO TUTORIALS SUBJECT TO CONFIDENTIALITY AGREEMENTS, FRE 408, AND STATE LAW EQUIVALENTS Check out EPG’s short videos about working with the Evercore template. How- to tutorials with step-by-step instructions on completing small tasks quickly. Copy and paste the below file path: I:\NY\_Public\New Evercore Template\Training materials\Evercore Self- Learning Videos.htm [Either insert client logo (height about 1”) above line if it is high resolution, or type client name.] Restructuring Proposal March 31, 2019 THIS TERM SHEET IS FOR DISCUSSION PURPOSES ONLY. THIS TERM SHEET DOES NOT PURPORT TO SUMMARIZE ALL OF THE TERMS, CONDITIONS, RESPRESENTATIONS, WARRANTIES, AND OTHER PROVISIONS WITH RESPECT TO THE TRANSACTIONS DESCRIBED HEREIN, WHICH TRANSACTIONS WILL BE SUBJECT TO THE COMPLETION OF DEFINITIVE DOCUMENTS INCORPORATING THE TERMS SET FORTH HERIN AND THE CLOSING OF ANY TRANSACTION SHALL BE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SUCH DEFINITIVE DOCUMENTS. NO BINDING OBLIGATIONS WILL BE CREATED BY THIS TERM SHEET UNLESS AND UNTIL BINDING DEFINITIVE DOCUMENTS ARE EXECUTED AND DELIVERED BY ALL APPLICABLE PARTIES.

DRAFT – WORK IN PROGRESS SUBJECT TO CONFIDENTIALITY AGREEMENTS, FRE 408, AND STATE LAW EQUIVALENTS For basic Excel Highlight graphics, chart colors: diagrams: colors: R-38 R-38 R-106 G-77 G-77 G-151 B-130 B-130 B-212 R-106 R-106 R-235 Group 1: Note, this disclaimer page These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for Vanguard Natural Resources, Inc. (the “Company”) to G-151 G-151 G-133 For text, should follow the title page whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as B-212 B-212 B-33 wireframe, specifically contemplated. These materials are based on information provided by or on behalf of the Company and/or other potential R-183 R-235 R-0 borders, in presentations. G-205 G-133 G-134 colored transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent B-235 B-33 B-0 bullets: Please fill out the [blanks] investigation or verification of such information and has relied on such information being complete and accurate in all material respects. R-158 R-0 R-250 To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the G-198 G-134 G-202 in the text. B-197 B-0 B-0 management of the Company and/or other potential transaction participants or obtained from public sources, Evercore has assumed R-200 R-250 R-219 that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and G-222 G-202 G-230 judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable B-222 B-0 B-245 estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and R-191 R-193 R-245 Group 2: G-191 G-2 G-192 For fills and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These B-191 B-2 B-139 larger areas materials were designed for use by specific persons familiar with the business and affairs of the Company. These materials are not R-217 R-100 R-201 of colors, intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or G-217 G-100 G-255 e.g., Word other matter. These materials have been developed by and are proprietary to Evercore and were prepared exclusively for the benefit B-217 B-100 B-201 table fill: and internal use of the Company. R-0 R-255 Accent G-105 G-235 B-170 B-151 colors/ These materials were compiled on a confidential basis for use of the Company in evaluating the potential transaction described herein contrasting R-236 colors: G-163 and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, B-33 disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore. R-193 R-138 Light gray for default Word G-2 G-173 B-2 B-70 table fill, callout boxes and annotated boxes: These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or R-0 R-255 any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore G-134 G-219 R-234 B-0 assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other B-67 G-234 R-235 B-234 R-221 G-133 professionals in other business areas of Evercore and its affiliates. G-70 B-33 B-55 Word tables: R-170 3pt border, Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters G-54 R-191 R-38,G-77,B-130 B-206 G-191 were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding B-191 R-250 tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its G-202 R-209 particular circumstances from independent advisors regarding the impact of the transactions or matters described herein. B-0 G-226 B-255 Primary Secondary R-240 colored font: colored font: G-181 B-74 R-38 R-0 R-189 G-77 G-105 G-209 B-130 B-170 B-143

DRAFT – WORK IN PROGRESS SUBJECT TO CONFIDENTIALITY AGREEMENTS, FRE 408, AND STATE LAW EQUIVALENTS For basic Excel Highlight graphics, chart colors: diagrams: colors: Treatment of Claims R-38 R-38 R-106 G-77 G-77 G-151 Treatment of Claims B-130 B-130 B-212 Group 1: 1 R-106 R-106 R-235 Claim Debt Preferred Equity Common Equity Governance / Other G-151 G-151 G-133 For text, B-212 B-212 B-33  $65mm2  $65mm consisting of:  None  None  None wireframe,  $65mm Exit RBL R-183 R-235 R-0 borders, New Money DIP  Rate: L+[300-400] G-205 G-133 G-134 colored  Tenor: [3] years B-235 B-33 B-0 bullets:  Covenants: [TBD] R-158 R-0 R-250 G-198 G-134 G-202  3     $687mm $330mm consisting of: 93% of Preferred Equity Class A 93% of reorganized [7] board members B-197 B-0 B-0  $65mm Exit Term Loan A  Amount: $[357]mm common equity nominated by holders of  Rate: L+[400]  Tenor: [Perpetual] Preferred Equity Class A R-200 R-250 R-219   G-222 G-202 G-230 Tenor: [3] years Non-Cash Dividend Rate: B-222 B-0 B-245 RBL  Covenants: [TBD] [L+850 (stepping to L+950  $265mm4 Exit Term Loan B after 6 months)] R-191 R-193 R-245 Group 2:  Rate: L+[750] G-191 G-2 G-192 For fills and  Tenor: [3.5] years B-191 B-2 B-139 larger areas  Covenants: [TBD] R-217 R-100 R-201 of colors,      G-217 G-100 G-255 e.g., Word $47mm $20mm consisting of: 7% of Preferred Equity Class A 7% of reorganized [7] board members B-217 B-100 B-201  $20mm4 Exit Term Loan B  Amount: $[27]mm common equity nominated by holders of table fill:  Rate: L+[750]  Tenor: [Perpetual] Preferred Equity Class A R-0 R-255 Hedges  Tenor: [3.5] years  Non-Cash Dividend Rate: Accent G-105 G-235 B-170 B-151  Covenants: [TBD] [L+850 (stepping to L+950 colors/ after 6 months)] contrasting R-236 G-163      5 colors: $126mm None 100% of Preferred Equity Class B TBD Adequate Protection : B-33  Amount: $[126]mm Includes fees & expenses  Tenor: [Perpetual] subject to a cap but does R-193 R-138 Light gray for default Word FILO Term Loan  G-2 G-173 Non-Cash Dividend Rate: not include any success B-2 B-70 table fill, callout boxes and [L+1,050 (stepping to L+1,150 fees annotated boxes: after 6 months] R-0 R-255 G-134 G-219 R-234  $82mm  None  100% of Preferred Equity Class C  TBD  Adequate Protection5: B-0 B-67 G-234  R-235 B-234 Amount: $[82]mm Includes fees & expenses R-221  G-133 Tenor: [Perpetual] subject to a cap but does G-70 2L Notes  B-33 Non-Cash Dividend Rate: not include any success B-55 Word tables: [L+1,250 (stepping to L+1,350 fees R-170 3pt border, after 6 months)] G-54 R-191 R-38,G-77,B-130 B-206 G-191  NA  None  None  None  None B-191 Common Equity R-250 G-202 R-209 1. Claims include par + accrued + amortization as of an illustrative 3/31/19 filing date B-0 G-226 2. Represents full commitment amount of $65mm B-255 3. Reflects sale of Jonah assets Primary Secondary 4. Pro rata split of Exit Term Loan B based on RBL claim of $687mm less $65mm DIP Roll-Up and Hedge claim of $47mm R-240 colored font: colored font: 5. Adequate protection provided for in Interim DIP Order for fees and expenses incurred in connection with negotiating in good faith on a consensual deal G-181 B-74 1 R-38 R-0 R-189 G-77 G-105 G-209 B-130 B-170 B-143